COMMITMENTS AND CONTINGENCIES	12 Months Ended
Aug. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Contractual obligations: The following table sets forth the company’s estimates of future payments under contracts as of Aug. 31, 2013.

	Payments Due by Fiscal Year Ending Aug. 31,
(Dollars in millions)	Total	2014	2015	2016	2017	2018	2019 beyond
Total Debt, including Capital Lease Obligations	$2,112	$51	$15	$309	$1	$301	$1,435
Interest Payments Relating to Long-Term Debt and Capital Lease Obligations(1)	1,471	92	92	92	84	84	1,027
Operating Lease Obligations	508	113	85	71	59	53	127
Purchase Obligations:
Uncompleted additions to property	112	84	3	25	—	—	—
Commitments to purchase inventories	2,474	1,441	271	251	225	227	59
Commitments to purchase breeding research	660	55	55	55	55	55	385
R&D alliances and joint venture obligations	133	41	23	20	17	14	18
Other purchase obligations	8	6	1	1	—	—	—
Other Liabilities:
Postretirement liabilities(2)	92	92	—	—	—	—	—
Unrecognized tax benefits(3)	110	—	—	—	—	—	—
Other liabilities	181	23	20	10	6	6	116
Total Contractual Obligations	$7,861	$1,998	$565	$834	$447	$740	$3,167

(1)	For variable rate debt, interest is calculated using the applicable rates as of Aug. 31, 2013.

(2)
Includes the company’s planned pension and other postretirement benefit contributions for 2014. The actual amounts funded in 2014 may differ from the amounts listed above. Contributions in 2015 through 2019 are excluded as those amounts are unknown. Refer to Note 18 — Postretirement Benefits — Pensions and Note 19 — Postretirement Benefits — Health Care and Other Postemployment Benefits — for more information.

(3)
Unrecognized tax benefits relate to uncertain tax positions recorded under the Income Taxes topic of the ASC. The company is unable to reasonably predict the timing of tax settlements, as tax audits can involve complex issues and the resolution of those issues may span multiple years, particularly if subject to negotiation or litigation. See Note 14 — Income Taxes — for more information.

Leases: The company routinely leases buildings for use as administrative offices or warehousing, land for research facilities, company aircraft, railcars, motor vehicles and equipment. Assets held under capital leases are included in property, plant and equipment. Certain operating leases contain renewal options that may be exercised at Monsanto’s discretion. The expected lease term is considered in the decision about whether a lease should be recorded as capital or operating.
Certain operating leases contain escalation provisions for an annual inflation adjustment factor and some are based on the CPI published by the Bureau of Labor Statistics. Additionally, certain leases require Monsanto to pay for property taxes, insurance, maintenance, and other operating expenses called rent adjustments, which are subject to change over the life of the lease. These adjustments were not determinable at the time the lease agreements were executed. Therefore, Monsanto recognizes the expenses for rent and rent adjustments when they become known and payable, which is more representative of the time pattern in which the company derives the related benefit in accordance with the Leases topic of the ASC.
Other lease agreements provide for base rent adjustments contingent upon future changes in Monsanto’s use of the leased space. At the inception of these leases, Monsanto does not have the right to control more than the percentage defined in the lease agreement of the leased property. Therefore, as the company’s use of the leased space increases, the company recognizes rent expense for the additional leased property during the period during which the company has the right to control the use of additional property in accordance with the Leases topic of the ASC.
Rent expense was $259 million for fiscal year 2013, $248 million for fiscal year 2012 and $222 million for fiscal year 2011.
Guarantees: Monsanto may provide and has provided guarantees on behalf of its consolidated subsidiaries for obligations incurred in the normal course of business. Because these are guarantees of obligations of consolidated subsidiaries, Monsanto’s consolidated financial position is not affected by the issuance of these guarantees.

Monsanto warrants the performance of certain products through standard product warranties. In addition, Monsanto provides extensive marketing programs to increase sales and enhance customer satisfaction. These programs may include performance warranty features and indemnification for risks not related to performance, both of which are provided to qualifying customers on a contractual basis. The cost of payments for claims based on performance warranties has been, and is expected to continue to be, insignificant. It is not possible to predict the maximum potential amount of future payments for indemnification for losses not related to the performance of our products (for example, replanting due to extreme weather conditions), because it is not possible to predict whether the specified contingencies will occur and if so, to what extent.
In various circumstances, Monsanto has agreed to indemnify or reimburse other parties for various losses or expenses. For example, like many other companies, Monsanto has agreed to indemnify its officers and directors for liabilities incurred by reason of their position with Monsanto. Contracts for the sale or purchase of a business or line of business may require indemnification for various events, including certain events that arose before the sale, or tax liabilities that arise before, after or in connection with the sale. Certain seed licensee arrangements indemnify the licensee against liability and damages, including legal defense costs, arising from any claims of patent, copyright, trademark, or trade secret infringement related to Monsanto’s trait technology. Germplasm licenses generally indemnify the licensee against claims related to the source or ownership of the licensed germplasm. Litigation settlement agreements may contain indemnification provisions covering future issues associated with the settled matter. Credit agreements and other financial agreements frequently require reimbursement for certain unanticipated costs resulting from changes in legal or regulatory requirements or guidelines. These agreements may also require reimbursement of withheld taxes, and additional payments that provide recipients amounts equal to the sums they would have received had no such withholding been made. Indemnities like those in this paragraph may be found in many types of agreements, including, for example, operating agreements, leases, purchase or sale agreements and other licenses. Leases may require indemnification for liabilities Monsanto’s operations may potentially create for the lessor or lessee. It is not possible to predict the maximum future payments possible under these or similar provisions because it is not possible to predict whether any of these contingencies will come to pass and if so, to what extent. Historically, these types of provisions did not have a material effect on Monsanto’s financial position, profitability or liquidity. Monsanto believes that if it were to incur a loss in any of these matters, it would not have a material effect on its financial position, profitability or liquidity. Based on the company’s current assessment of exposure, Monsanto has recorded a liability of less than $1 million and $10 million as of Aug. 31, 2013 and Aug. 31, 2012, respectively, related to these indemnifications.
Monsanto provides guarantees for certain customer loans in the United States, Brazil, Europe and Argentina. See Note 7 — Customer Financing Programs — for additional information.
Information regarding Monsanto’s indemnification obligations to Pharmacia under the Separation Agreement can be found below in the “Litigation” section of this note.
Customer Concentrations in Gross Trade Receivables: The following table sets forth Monsanto’s gross trade receivables as of Aug. 31, 2013, and Aug. 31, 2012, by significant customer concentrations:

	As of Aug. 31,
(Dollars in millions)	2013	2012
Europe-Africa(1)	$504	$416
U.S. Agricultural Product Distributors	455	674
Argentina(1)	298	257
Asia-Pacific(1)	151	195
Mexico(1)	132	128
Brazil(1)	101	120
Canada(1)	23	59
Other	119	112
Gross Trade Receivables	1,783	1,961
Less: Allowance for Doubtful Accounts	(68)	(64)
Net Trade Receivables	$1,715	$1,897

(1)	Represents customer receivables within the specified geography.
Environmental and Litigation Liabilities: Monsanto is involved in environmental remediation and legal proceedings related to its current business and also, pursuant to indemnification obligations, related to Pharmacia’s former chemical and agricultural businesses. In addition, Monsanto has liabilities established for various product claims. With respect to certain of these proceedings, Monsanto has established a reserve for the estimated liabilities. For more information on Monsanto’s policies regarding “Litigation and Other Contingencies”, see Note 2 — Significant Accounting Policies. Portions of the liability included in a reserve for which the amount and timing of cash payments are fixed or readily determinable were discounted, using a risk-free discount rate adjusted for inflation ranging from 2.5 to 3.5 percent. The remaining portions of the liability were not subject to discounting because of uncertainties in the timing of cash outlay. The following table provides a detailed summary of the discounted and undiscounted amounts included in the reserve for environmental and litigation liabilities:

(Dollars in millions)
Aggregate Undiscounted Amount	$131
Discounted Portion:
Expected payment (undiscounted) for:
2014	23
2015	20
2016	10
2017	6
2018	6
Undiscounted aggregate expected payments after 2018	116
Aggregate Amount to be Discounted as of Aug. 31, 2013	181
Discount, as of Aug. 31, 2013	(41)
Aggregate Discounted Amount Accrued as of Aug. 31, 2013	$140
Total Environmental and Litigation Reserve as of Aug. 31, 2013	$271

Changes in the environmental and litigation liabilities for fiscal years 2011, 2012 and 2013 are as follows:

Balance at Aug. 31, 2010	$255
Payments	(53)
Accretion	11
Adjustments to liabilities recognized in fiscal year 2011	52
Balance at Aug. 31, 2011	$265
Payments	(53)
Accretion	6
Adjustments to liabilities recognized in fiscal year 2012	52
Balance at Aug. 31, 2012	$270
Payments	(35)
Accretion	5
Adjustments to liabilities recognized in fiscal year 2013	31
Total Environmental and Litigation Reserve as of Aug. 31, 2013	$271

Environmental: Included in the liability are amounts related to environmental remediation of sites associated with Pharmacia’s former chemicals and agricultural businesses, with no single site representing the majority of the environmental liability. These sites are in various stages of environmental management: at some sites, work is in the early stages of assessment and investigation, while at others the cleanup remedies have been implemented and the remaining work consists of monitoring the integrity of that remedy. The extent of Monsanto’s involvement at the various sites ranges from less than 1 percent to 100 percent of the costs currently anticipated. At some sites, Monsanto is acting under court or agency order, while at others it is acting with very minimal government involvement.
Monsanto does not currently anticipate any material loss in excess of the amount recorded for the environmental sites reflected in the liability. However, it is possible that new information about these sites for which the accrual has been established, such as results of investigations by regulatory agencies, Monsanto or other parties, could require Monsanto to reassess its potential exposure related to environmental matters. Monsanto’s future remediation expenses at these sites may be affected by a number of uncertainties. These uncertainties include, but are not limited to, the method and extent of remediation, the percentage of material attributable to Monsanto at the sites relative to that attributable to other parties, and the financial capabilities of the other potentially responsible parties. Monsanto cannot reasonably estimate any additional loss and does not expect the resolution of such uncertainties, or environmental matters not reflected in the liability, to have a material adverse effect on its consolidated results of operations, financial position, cash flows or liquidity.

Litigation: The above liability includes amounts related to certain third-party litigation with respect to Monsanto’s business, as well as tort litigation related to Pharmacia’s former chemical business, including lawsuits involving polychlorinated biphenyls (PCBs), dioxins, and other chemical and premises liability litigation. Following is a description of one of the more significant litigation matters reflected in the liability.
On Dec. 17, 2004, 15 plaintiffs filed a purported class action lawsuit, styled Virdie Allen, et al. v. Monsanto, et al., in the Putnam County, West Virginia, state court against Monsanto, Pharmacia and seven other defendants. Monsanto is named as the successor in interest to the liabilities of Pharmacia. The alleged class consists of all current and former residents, workers, and students who, between 1949 and the present, were allegedly exposed to dioxins/furans contamination in counties surrounding Nitro, West Virginia. The complaint alleges that the source of the contamination is a chemical plant in Nitro, formerly owned and operated by Pharmacia and later by Flexsys, a joint venture between Solutia and Akzo Nobel Chemicals, Inc. (Akzo Nobel). Akzo Nobel and Flexsys were named defendants in the case but Solutia was not, due to its then pending bankruptcy proceeding. The suit seeks damages for property cleanup costs, loss of real estate value, funds to test property for contamination levels, funds to test for human exposure, and future medical monitoring costs. The complaint also seeks an injunction against further contamination and punitive damages. Monsanto has agreed to indemnify and defend Akzo Nobel and the Flexsys defendant group, but on May 27, 2011, the judge dismissed both Akzo Nobel and Flexsys from the case. The class action certification hearing was held on Oct. 29, 2007. On Jan. 8, 2008, the trial court issued an order certifying the Allen (now Zina G. Bibb et al. v. Monsanto et al., because Bibb replaced Allen as class representative) case as a class action for property damage and for medical monitoring. On Nov. 2, 2011, the court, in response to defense motions, entered an order decertifying the property class. After the trial for the Bibb medical monitoring class action began on Jan. 3, 2012, the parties reached a settlement in principle as to both the medical monitoring and the property class claims. The proposed settlement provides for a 30 year medical monitoring program consisting of a primary fund of up to $21 million and an additional fund of up to $63 million over the life of the program, and a three year property remediation plan with funding up to $9 million. On Feb. 24, 2012, the court preliminarily approved the parties’ proposed settlement. A fairness hearing was held June 18, 2012, resulting in the trial court's final approval of the settlement, however, that final approval has been appealed by two objectors and is pending before the West Virginia Supreme Court of Appeals.
In October 2007 and November 2009, a total of approximately 200 separate, single plaintiff civil actions were filed in Putnam County, West Virginia, against Monsanto, Pharmacia, Akzo Nobel (and several of its affiliates), Flexsys America Co. (and several of its affiliates), Solutia, and Apogee Coal Company, LLC. These cases allege personal injury occasioned by exposure to dioxin generated by the Nitro Plant during production of 2,4,5T (1949-1969) and thereafter. Monsanto has agreed to accept the tenders of defense in the matters by Pharmacia, Solutia, Akzo Nobel, Flexsys America, and Apogee Coal under a reservation of rights. During the discovery phase of these several claims, the parties reached an agreement in principle to resolve all pending personal injury claims which is reflected in the above liability.
Including litigation reflected in the liability, Monsanto is involved in various legal proceedings that arise in the ordinary course of its business or pursuant to Monsanto’s indemnification obligations to Pharmacia, as well as proceedings that management has considered to be material under SEC regulations. Some of the lawsuits seek damages in very large amounts, or seek to restrict the company’s business activities. Monsanto believes that it has meritorious legal positions and will continue to represent its interests vigorously in all of the proceedings that it is defending or prosecuting. Management does not anticipate the ultimate liabilities resulting from such proceedings, or the proceedings reflected in the above liability, will have a material adverse effect on Monsanto’s consolidated results of operations, financial position, cash flows or liquidity.
Legal actions have been filed in Brazil that raise issues challenging the right to collect certain royalties for Roundup Ready soybeans. Although Brazilian law clearly states that the pipeline patents protecting these products have the duration of the corresponding U.S. patent (2014 for Roundup Ready soybeans), the duration (and application) of these pipeline patents is currently under judicial review in Brazil. Monsanto believes it has meritorious legal arguments and will continue to represent its interests vigorously in these proceedings. The current estimate of the Company’s reasonably possible loss contingency is not material to consolidated results of operations, financial position, cash flows or liquidity.
Other Contingencies: The staff of the SEC is conducting an investigation of financial reporting associated with our customer incentive programs for glyphosate products for the fiscal years 2009 and 2010, and we have received subpoenas in connection therewith.  It is not reasonably possible to assess the outcome of the investigation at this time, but potential outcomes could include the filing of an enforcement proceeding and the imposition of civil penalties as well as non-monetary remedies, which may require the Company to incur future costs. We continue cooperating with the investigation.